Exhibit 99.1

PRESS RELEASE

CONTACT:

Brainerd Communicators

Michele Clarke (Media)

clarke@braincomm.com

Corey Kinger (Investors)

kinger@braincomm.com

212.986.6667

TMNG GLOBAL ANNOUNCES STOCK REPURCHASE AND EXECUTION OF STANDSTILL AGREEMENTS

Overland Park, Kansas - June 12, 2008 - TMNG Global (Nasdaq: TMNG), a leading provider of management consulting services to the global communications, media and entertainment industries, announced that today it repurchased shares of its common stock from two of its stockholders in privately negotiated transactions. The Company purchased 1,000,000 shares of its common stock at a purchase price of $1.60 per share from Riley Investment Partners Master Fund LP (“Riley”) and 1,000,000 shares of its common stock at a purchase price of $1.60 per share from another stockholder. The purchase price for the shares totaled $3.2 million, which was paid from the Company’s working capital. The closing price for the Company’s common stock was $1.69 per share on June 6, 2008, immediately prior to the approval of the transactions by the Company’s board of directors.

In connection with the repurchase, the Company entered into standstill agreements with Riley and the other stockholder and certain related parties. The standstill agreements restrict Riley, the other stockholder and certain related parties from, among other things, seeking to control or influence the management, Board of Directors or policies of the Company for a period of two years. In connection with the transactions, Riley has withdrawn its request for representation on the Board of Directors of the Company.

About TMNG Global

TMNG Global (Nasdaq: TMNG) is a leading provider of professional services to the converging communications industry. Its companies, TMNG, CSMG, Cartesian and TWG Consulting, and its base of over 600 consultants, have provided strategy, management, and technical consulting, as well as products and services, to more than 1200 communications service providers, entertainment, media, and technology companies and financial services firms worldwide. The company is headquartered in Overland Park, Kansas, with offices in Boston, Chicago, London, New Jersey, New York, Shanghai and Washington, D.C.

Cautionary Statement Regarding Forward Looking Information

This release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein regarding expectations with respect to the Company’s future business, financial condition and results of operations. Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, the ability of the Company to successfully integrate recent acquisitions, conditions in the telecommunications industry, overall economic and business conditions, the demand for the Company’s services, the level of cash and non-cash expenditures incurred by the Company, technological advances and competitive factors in the markets in which the Company competes, and the factors described in this press release and in TMNG’s filings with the Securities and Exchange Commission, including the risks described in TMNG’s periodic reports filed with the SEC, including, but not limited to, “Cautionary Statement Regarding Forward Looking Information” under Part I of its Annual Report on Form 10-K for the fiscal year ended December 29, 2007 and subsequent periodic reports containing updated disclosures of such risks. These filings are available at the SEC’s web site at www.sec.gov. TMNG does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

CONTACT:

The Management Network Group, Inc.

Debby Brannon

debby.brannon@tmng.com

800.876.5329

Brainerd Communicators

Ray Yeung / AJ Goodman

yeung@braincomm.com /

Corey Kinger (Investors)

kinger@braincomm.com

212.986.6667